EXHIBIT 10.1

EXECUTION COPY

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

dated as of March 27, 2008,

relating to the

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 20, 2006,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

CERTAIN SUBSIDIARIES OF CB RICHARD ELLIS SERVICES, INC.,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

as Sole Lead Arranger and Sole Bookrunner

THE ROYAL BANK OF SCOTLAND PLC

as Syndication Agent

BARCLAYS BANK PLC

and

HSBC BANK USA, NATIONAL ASSOCIATION

as Co-Documentation Agents

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of March 27, 2008 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Incremental Term Lenders (as defined below) and CREDIT SUISSE (“CS”), as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Amended and Restated Credit Agreement dated as of December 20, 2006 (the “Credit Agreement”), among the U.S. Borrower, Holdings, certain Subsidiaries of the U.S. Borrower party thereto, the Lenders party thereto, and CS, as Administrative Agent and as Collateral Agent.

B. Pursuant to Section 2.25(a) of the Credit Agreement, the U.S. Borrower has requested that the persons set forth on Schedule I hereto (the “Incremental Term Lenders”) severally agree to make Other Term Loans to the U.S. Borrower in the aggregate principal amount of $300,000,000 (the “Tranche A-1 Loans”).

C. The Incremental Term Lenders are willing to make the Tranche A-1 Loans on the Incremental Effective Date, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be an “Incremental Term Loan Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Term Lenders and Commitments. (a) On the terms and subject to the conditions set forth herein, each Incremental Term Lender hereby agrees, severally and not jointly, to make a Tranche A-1 Loan to the U.S. Borrower on the Incremental Effective Date in a principal amount not exceeding the amount set forth next to such Incremental Term Lender’s name on Schedule I attached hereto (with respect to each Incremental Term Lender, the “Incremental Term Loan Commitment”).

(b) The proceeds of the Tranche A-1 Loans are to be used by the U.S. Borrower solely for general corporate purposes of the U.S. Borrower and the Subsidiaries, including to prepay Revolving Loans and Swingline Loans and to fund Restricted Payments permitted by the Credit Agreement.

(c) Unless previously terminated, the Incremental Term Loan Commitments shall terminate upon the earlier of (i) the making of the Tranche A-1 Loans on the Incremental Effective Date and (ii) 5:00 p.m., New York City time, on March 30, 2008.

SECTION 3. Terms and Conditions. The Tranche A-1 Loans shall have the following additional terms and conditions:

Incremental Term Loan Maturity Date:	As used in the Credit Agreement, the “Incremental Term Loan Maturity Date” of the Tranche A-1 Loans shall be December 20, 2013.

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” with respect to (a) Eurocurrency Tranche A-1 Loans shall be 3.50% and (b) ABR Tranche A-1 Loans shall be 2.50%; provided, however, that, if on the last Business Day of any fiscal quarter set forth below, the aggregate outstanding principal amount of the Tranche A-1 Loans is greater than the “Targeted Outstanding Amount” (as set forth on the table below) for such fiscal quarter, then from and including such Business Day to but excluding the date on which the aggregate outstanding principal amount of the Tranche A-1 Loans is reduced to the applicable Targeted Outstanding Amount (or lower), the Applicable Percentage applicable to outstanding Tranche A-1 Loans shall be increased by 2.00%:

Fiscal Quarter Ended	Targeted Amount Outstanding
March 2009	$288,750,000
June 2009	$277,500,000
September 2009	$266,250,000
December 2009	$255,000,000
March 2010	$240,000,000
June 2010	$225,000,000
September 2010	$210,000,000
December 2010	$195,000,000
March 2011	$180,000,000
June 2011	$165,000,000
September 2011	$150,000,000
December 2011	$135,000,000
March 2012	$120,000,000
June 2012	$105,000,000
September 2012	$90,000,000
December 2012	$75,000,000
March 2013	$56,250,000
June 2013	$37,500,000
September 2013	$18,750,000

2

Incremental Term Loan Repayment Date:	The U.S. Borrower shall pay to the Administrative Agent, for the accounts of the Incremental Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the immediately preceding Business Day, a principal amount of the Tranche A-1 Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12 and 2.13(f) of the Credit Agreement) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Amount
June 30, 2008	$750,000
September 30, 2008	$750,000
December 31, 2008	$750,000
March 31, 2009	$750,000
June 30, 2009	$750,000
September 30, 2009	$750,000
December 31, 2009	$750,000
March 31, 2010	$750,000
June 30, 2010	$750,000
September 30, 2010	$750,000
December 31, 2010	$750,000
March 31, 2011	$750,000
June 30, 2011	$750,000
September 30, 2011	$750,000
December 31, 2011	$750,000
March 31, 2012	$750,000
June 30, 2012	$750,000
September 30, 2012	$750,000
December 31, 2012	$750,000
March 31, 2013	$750,000
June 30, 2013	$750,000
September 30, 2013	$750,000
Maturity Date	$283,500,000

3

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Incremental Term Loan Commitments shall constitute “Incremental Term Loan Commitments”; the Tranche A-1 Loans shall constitute “Other Term Loans”; and the Incremental Term Lenders shall be “Lenders” and “Incremental Term Lenders” with respect to such Incremental Term Loan Commitments and Tranche A-1 Loans. For the avoidance of doubt, except to the extent expressly provided otherwise by this Agreement, the provisions of the Credit Agreement shall govern the terms and conditions of the Incremental Term Loan Commitments and the Tranche A-1 Loans.

SECTION 4. Conditions Precedent. The obligations of the Incremental Term Lenders to make Tranche A-1 Loans on the Incremental Effective Date shall be subject to satisfaction of the following conditions precedent:

(a) On the Incremental Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated as of the Incremental Effective Date and executed by a Financial Officer of the U.S. Borrower.

(b) The Administrative Agent shall have received a certificate, dated the Incremental Effective Date and executed by a Financial Officer of the U.S. Borrower, confirming that at the time of, and after giving effect to, the incurrence of the Tranche A-1 Loans to be made on the Incremental Effective Date, the U.S. Borrower will be in Pro Forma Compliance.

(c) The Administrative Agent shall have received (with sufficient copies for each of the Incremental Term Lender) legal opinions, board resolutions and an officer’s certificate consistent with those delivered on the Restatement Date under clauses (a)(i), (a)(ii), (c)(ii)(B) and (d) of Section 4.02 of the Credit Agreement.

(d) The Administrative Agent shall have received (on behalf of itself and the Incremental Term Lenders) all fees and other amounts due and payable on or prior to the Incremental Effective Date, including, to the extent invoiced,

4

reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the U.S. Borrower hereunder or under any other Loan Document.

SECTION 5. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.05 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10 hereof. Delivery of an executed signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10. Effectiveness. This Agreement shall become effective as of the date (the “Incremental Effective Date”) that the Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the U.S. Borrower, Holdings, the Incremental Term Lenders, the Subsidiary Guarantors and the Administrative Agent. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

SECTION 11. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Collateral Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Incremental Term Lenders as such in respect of their Tranche A-1 Loans and the other Obligations owed to them from time to time.

5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	SVP & Treasurer

CB RICHARD ELLIS GROUP, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	SVP & Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Incremental Term Lender and as Administrative Agent,

by	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

by	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

[Signature Page to Incremental Term Loan Assumption Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Kenneth Kay
	Name:	Kenneth Kay
	Title:	Director of CB/TCC Global Holdings Limited

[Signature Page to Incremental Term Loan Assumption Agreement]

TC HOUSTON, INC.,

by	/s/ Arlin E. Gaffner
	Name:	Arlin E. Gaffner
	Title:	EVP & Treasurer

[Signature Page to Incremental Term Loan Assumption Agreement]

TCCT REAL ESTATE, INC.,

by	/s/ Arlin E. Gaffner
	Name:	Arlin E. Gaffner
	Title:	EVP & Treasurer

[Signature Page to Incremental Term Loan Assumption Agreement]

TCDFW, INC.,

by	/s/ Arlin E. Gaffner
	Name:	Arlin E. Gaffner
	Title:	EVP & Treasurer

[Signature Page to Incremental Term Loan Assumption Agreement]

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/s/ Arlin E. Gaffner
	Name:	Arlin E. Gaffner
	Title:	EVP & Treasurer

[Signature Page to Incremental Term Loan Assumption Agreement]

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	The Royal Bank of Scotland 8th and 9th Floor, 280 Bishopsgate, London FC2M 4RB

/s/ Michael Wragg
	Name:	Michael Wragg
	Title:	Relationship Director

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	Barclays Bank PLC

/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	HSBC Bank USA, National Association

/s/ Andrew Hietala
	Name:	Andrew Hietala
	Title:	First Vice President

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	BNP Paribas

/s/ Janice Ho
	Name:	Janice S.H. Ho
	Title:	Managing Director

/s/ Charles Jou
	Name:	Charles C. Jou
	Title:	Vice President

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	Wells Fargo Bank, N.A.

/s/ Jaimie Yun
	Name:	Jaimie Yun
	Title:	Vice President

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	Commerzbank AG, New York and Grand Cayman Branches

/s/ Christian Jagenberg
	Name:	Christian Jagenberg
	Title:	SVP & Manager

/s/ Matthew Havens
	Name:	Matthew Havens
	Title:	Assistant Treasurer

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	The Bank of Nova Scotia

/s/ Ning Cai
	Name:	Ning Cai
	Title:	Director

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	Fifth Third Bank

/s/ Elizabeth Zajicek
	Name:	Elizabeth Zajicek
	Title:	Officer

SIGNATURE PAGE TO THE

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

DATED AS OF MARCH 27, 2008, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF DECEMBER 20, 2006

Name of INCREMENTAL TERM LENDER:	First Tennessee Bank

/s/ Matthew A. Wages
	Name:	Matthew A. Wages
	Title:	Vice President

SCHEDULE I

Incremental Term Lenders and Commitments

Incremental Term Lender	Incremental Term Loan Commitment
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	98,000,000.00
THE ROYAL BANK OF SCOTLAND PLC	44,000,000.00
BARCLAYS BANK PLC	44,000,000.00
HSBC BANK USA, NATIONAL ASSOCIATION	44,000,000.00
BNP PARIBAS	18,000,000.00
WELLS FARGO BANK, N.A.	18,000,000.00
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES	12,000,000.00
THE BANK OF NOVA SCOTIA	10,000,000.00
FIFTH THIRD BANK	10,000,000.00
FIRST TENNESSEE BANK, NA	2,000,000.00
Total:	$300,000,000.00

SCHEDULE II

Subsidiary Guarantors

CB Richard Ellis, Inc.

Insignia Financial Group, LLC

CB Richard Ellis Real Estate Services, LLC

CBRE Consulting, Inc.

CBRE Melody & Company

CBRE/LJM-Nevada, Inc.

Insignia/ESG Capital Corporation

CB Richard Ellis of California, Inc.

CBRE–Profi Acquisition Corp.

CB Richard Ellis Investors, Inc.

Westmark Real Estate Acquisition Partnership, L.P.

HoldPar A

HoldPar B

CB Richard Ellis Investors, L.L.C.

CBRE/LJM Mortgage Company, L.L.C.

CBRE Melody of Texas, LP

Koll Partnerships I, Inc.

Trammell Crow Company

TCC Risk Services, Inc.

Trammell Crow Services, Inc.

The Polacheck Company, Inc.

CB Richard Ellis Hawaii, Inc.

CB/TCC Holdings LLC